UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2006 (November 30, 2006)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)
2000 West Sam Houston Parkway South, Suite 1700,
Houston, Texas 77042
(Address of principal executive offices)
(713) 267-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Press Release

Item 8.01 Other Events.
On November 30, 2006, Bristow Group Inc. sold substantially all of the assets of its wholly owned subsidiary, Turbo Engines Inc., (“Turbo”) to Timken Alcor Aerospace Technologies, Inc., for an aggregate purchase price of approximately US$13,500,000 subject to adjustment for changes in working capital. Turbo, located in Tucson, Arizona, overhauls and refurbishes aircraft engines for a number of third parties.
A copy of the press release issued by Bristow on December 1, 2006 announcing the closing of this transaction is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 1, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: December 8, 2006	By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release of the Company dated December 1, 2006 announcing the sale of assets of Turbo Engines Inc.